THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE.

                             NOTE PURCHASE AGREEMENT

     This NOTE PURCHASE AGREEMENT (this "Agreement") is entered into as of the 16th day of June 2000, between Ultimate Holdings, Ltd., a Bermuda limited company (the "Lender"), and GenesisIntermedia.com, Inc., a Delaware corporation (the "Company").

     WHEREAS the Company would like to borrow from the Lender up to US$10,000,000 for use in connection with the Company's business; and the Lender is willing to lend up to US$10,000,000 to the Company, on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     Section 1 ISSUANCE OF NOTE.

     Section 1.1 Authorization. The Company has duly authorized the issuance to the Lender of a Promissory Note, in the maximum aggregate principal amount of Ten Million United States Dollars (US$10,000,000) (the "Note") payable on June 16, 2005.

     Section 1.2 Purchase and Sale of the Note. In reliance upon the representations of the Company contained in Section 1.6 and of the representations of the Lender contained in Section 1.7, and subject to the terms and conditions set forth herein, the Company shall issue to the Lender the Note and the Lender shall lend to the Company at the Closings (as defined in Section 1.4) up to the maximum aggregate principal amount of Ten Million United States Dollars (US$10,000,000) (the "Maximum Loan Commitment Amount").

     Section 1.3 Form of Note. The Note shall mature, shall bear interest, shall be payable and shall be otherwise as provided in the form of Note attached hereto as Exhibit A.

     Section 1.4 The Closings. The initial closing of the loan transactions contemplated hereby (the "Initial Closing") shall be held at 12:00 noon, Pacific Time on the next business day after the date hereof or such other date and time as the parties hereto may mutually agree (the "Initial Closing Date"). Subsequent closings ("Subsequent Closings" and together with the Initial Closing, the "Closings") shall take place at 12:00 p.m. Pacific Time on the second business day following the date the Company shall deliver to the Lender a

Borrowing Certificate in the form attached hereto ("Subsequent Closing Dates"), provided that such borrowing request, together with all prior borrowing requests that have been funded, does not exceed the Maximum Loan Commitment Amount. The Closings shall take place at the principal executive offices of the Company, in Van Nuys, California or at such other place or in such other manner as the parties hereto may mutually agree. These amounts advanced by the Lender pursuant to such borrowing requests are referred to as the "Loans."

     Section 1.5 General Payment Provisions. (a) The Company will make each payment when due under the Note or this Agreement not later than 12:00 noon, Pacific Time, on the date such payment becomes due and payable, in lawful money of the United States of America, without set-off, deduction or counterclaim, and in immediately available funds sent by wire transfer to the Lender at the address to be provided by the Lender. Any payment received by the Lender after such time shall be deemed to have been made on the next following business day. Should any such payment become due and payable on a day other than a business day, the maturity of such payment shall be the next business day. Any amount received by the Lender, whether as an interest payment, principal payment or principal prepayment from or on behalf of the Company, shall be applied as follows in descending order of priority: (i) to all previously invoiced costs, fees and expenses of the Lender (including reasonable attorneys' fees) incurred in connection with this Agreement or in enforcing any obligations of, or in collecting any payments from, any obligor hereunder; (ii) to interest which has accrued on past due payments under the Note; (iii) to interest that is currently due and payable under the Note; (iv) to payment of principal under the Note currently due and payable; (v) to the payment of past due principal under the Note; and (vi) to the prepayment of principal due under the Note.

     (b) Other than the tender of cash equal to such amount of the Maximum Loan Commitment Amount as in determined by the parties to be tendered at the Closings pursuant to the terms of this Agreement, which tenders are subject to the terms and conditions hereof, and regardless of whether the Company has repaid such amounts in whole or in part, the Lender will have no obligation whatsoever to lend, advance or otherwise pay any other monies to or on behalf of the Company.

     Section 1.6 Representations, Warranties and Covenants of the Company.

     The Company makes the following representations and warranties to the Lender as the date hereof, the Closing Date and the date of any subsequent disbursement of funds.

     (a) The Company is duly organized, validly existing and in good standing under the laws of its state of formation and is duly qualified as a foreign corporation in each jurisdiction in which the character of its properties or the nature of its business requires such qualification. The Company has all requisite power to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Note and all other documents and agreements contemplated hereby and thereby, and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

     (b) The execution, delivery and performance of this Agreement, the Note and all other documents and agreements contemplated hereby or thereby to be executed, delivered and performed by the Company, and the consummation of the transactions contemplated hereby or thereby, have been duly authorized and approved by the Company. This Agreement, the Note and all other documents and agreements contemplated hereby or thereby to be executed and delivered by the Company have been duly authorized, executed and delivered by, and are the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

     (c) Except as set forth in Schedule 1.7(c) hereto, the Company has no knowledge of any fact that materially adversely affects, or could reasonably be expected to materially adversely affect, the business, prospects, properties, assets, operations or financial condition of the Company, or the ability of the Company to perform its obligations under this Agreement or the Note.

     (d) The consummation of the transactions contemplated by this Agreement and the Note, and the performance of the terms and provisions of this Agreement and the Note, will not (i) contravene, result in any breach of, or constitute a default under any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-laws or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order of any court, arbitrator or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (collectively, "Governmental Person") applicable to the Company or (iii) violate any material provision of any statute or other rule or regulation of any Governmental Person applicable to the Company.

     (e)No consent, approval or authorization of, or registration, filing or declaration with, any person or entity is required for the transfer or valid delivery of the Securities or for the performance by the Company of this Agreement or the Note, other than the filings, registrations or qualifications under securities laws or that may be required to be made or obtained in connection with the offer, transfer, sale or delivery of the Securities or any interest therein.

     (f) Neither the Company nor anyone acting on its behalf has taken or will take any action that would require the offer, issuance or sale of the Note or any interest or participation therein to be registered under Section 5 of the Securities Act of 1933, as amended.

     (g) No part of the proceeds of the loans hereunder will be used, directly or indirectly, for the purpose of buying or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR part 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR part 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR part 220). The assets of the Company do not include any margin stock, and the Company does not have any present intention of acquiring any margin stock.

     (h) The Company is not an investment company subject to registration under the Investment Company Act of 1940, as amended.

     (i) Except as described in the Company's documents filed with the Securities and Exchange Commission, there are no material (i) actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of the Company, threatened against the Company or (ii) judgments, injunctions, writs, rulings or orders by any Governmental Person against the Company or its directors or officers.

     Section 1.7 Representations and Warranties of the Lender.

     The Lender represents, warrants and covenants to the Company as of the date hereof, the Closing Date, the date of any subsequent disbursement of funds, and the date of any transfer or exercise of the Securities:

     (a) The Lender has all requisite power to execute and deliver this Agreement and any other related documents and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

     (b) The execution, delivery and performance of this Agreement and any other related documents and the consummation of the transactions contemplated hereby or thereby, have been duly authorized and approved by the Lender. This Agreement has been duly authorized, executed and delivered by, and is the valid and binding obligation of, the Lender enforceable against the Lender in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

     (c) The Lender is an "accredited investor" within the meaning of Regulation D under the Securities Act, and is acquiring the Note for investment for its own account, and not with a view to distribution subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. If the Lender is an entity funded for the purposes of making the loans evidenced by the Note, the Lender further represents and warrants that each of its constituents is an accredited investor. The Lender has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Note. The Lender is aware that it may be required to bear the economic risk of the loans evidenced by the Note for an indefinite period, and it is able to bear such risk for an indefinite period. The Lender acknowledges (i) that the Note being acquired by it is not being registered under the Securities Act on the grounds that (A) the Note does not constitute a security subject to registration under the Securities Act, or
(B) the issuance of the Note is exempt from registration under Section 4(2) of the Securities Act as not involving any public offering, or (C) such issuance is exempt from registration under Regulation D and (ii) that the Company's reliance on such exemptions is predicated in part on the representations made to the Company by the Lender in this Section 1.7.

     Section 2 CONDITIONS TO OBLIGATIONS OF THE LENDER. The obligation of the Lender to advance any funds on any Closing Date or on the date of any scheduled subsequent disbursement of funds shall be subject to the satisfaction on or before such Closing Date of the conditions hereinafter set forth:

     Section 2.1 Proceedings Satisfactory. All proceedings taken on or prior to such date in connection with the making of such loan and the issuance of the Note and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be satisfactory in form and substance to the Lender and its counsel.

     Section 2.2 Representations True. All representations and warranties of the Company contained herein shall be true and correct in all respects on and as of such date with the same effect as though such representations and warranties had been made on and as of such date and the Company shall have performed in all respects all agreements on its part required to be performed under this Agreement on or prior to such date.

     Section 2.3 The Loan by the Lender Permitted by Applicable Laws. The loan by the Lender to the Company and the issuance of the Note (i) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion, (ii) shall not subject the Lender to any penalty under or pursuant to any applicable law or governmental regulation, and (iii) shall be permitted by the laws and regulations of the jurisdictions to which the Lender is subject.

     Section 2.4 Execution and Delivery of Documents. The Lender shall have received the following, duly executed and delivered and in form and substance satisfactory to the Lender and its counsel:

     a) this Agreement;

     b) the Note in the form of Exhibit A hereto; and

     c) such other documents and information as the Lender may reasonably request in connection herewith.

The foregoing documents are referenced to herein as the "Basic Documents."

     Section 3 COVENANTS.

     Section 3.1 Covenants of the Company. The Company covenants and agrees that:

     (a) Corporate Existence. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence in accordance with the rights (charter and statutory), licenses and franchises of the Company; provided, however, that the foregoing shall not restrict any merger involving the Company, as long as the Company is the surviving corporation.

     (b) Taxes. The Company will pay prior to delinquency all taxes, assessments and governmental levies that may be imposed upon the Company, except as contested in good faith and by appropriate proceedings.

     (c) Compliance with Laws. The Company will comply in all respects with all applicable laws, statutes and regulations of any Governmental Person, a violation of which would have a material adverse effect on the financial condition, operations, business, profits, prospects or properties of the Company or the validity or enforceability of this Agreement or the Note, or any of the transactions contemplated hereby or thereby.

     (d) Payment of the Note. The Company will pay the principal of and interest on the Note on the dates and in the manner provided in such instrument and this Agreement. The obligation of the Company described in the preceding sentence is absolute and unconditional, irrespective of any tax or accounting treatment of such obligation including without limitation any documentary stamp, transfer, ad valorem or other taxes assessed by any jurisdiction in connection with this transaction.

     (e) Payment of Expenses. In the event the transactions contemplated by this Agreement are consummated, the Company will promptly pay to the Lender all reasonable costs and out-of-pocket expenses of Lender, including without limitation its reasonable attorneys' fees, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the Note, and defense or enforcement costs related thereto.

     (f) Stay, Extension and Usury Laws. The Company agrees (to the extent it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or a portion of the principal of, or interest on, the Note as contemplated herein, wherever enacted, now or at any time hereinafter in force, or that may materially affect the covenants or the performance of this Agreement in any manner inconsistent with the provisions of this Agreement. The Company expressly waives all benefit or advantage of any such law. If a court of competent jurisdiction prescribes that the Company may not waive its rights to take the benefit or advantage of any stay or extension law or any usury law or other law in accordance with the prior sentence, then the obligation to pay interest on the Note will be reduced to the maximum legal limit under applicable law governing the interest payable in connection with the Note, and any amount of interest paid by the Company that is deemed illegal shall be deemed to have been a prepayment of principal on the Note.

     (g) Limitation on Activities. The Company will not, and shall not permit any of its 50% or greater owned subsidiaries to, engage in any business or investment activities other than those necessary for, incident to, connected with or arising out of the Company's principal activities in the marketing, multimedia and internet industries.

     (h) Limitations on Transactions with Affiliates. The Company will not make any payment to or investment in, or enter into any transaction with, any Affiliate, including without limitation the purchase, sale or exchange of property or the rendering of any service, except transactions entered into with Affiliates (a) prior to the date hereof, (b) contemplated under this Agreement,
(c) in the ordinary course of business, (d) on terms and conditions substantially similar to those that the Company would have received in an "arm's length" transaction with a third party and (e) related to the Company's principal activities. For purposes of this Agreement, "Affiliate" shall mean any other person controlling or controlled by or under common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

     (i) Subordinated Indebtedness. The Company will not purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for regularly scheduled (but not accelerated) payments of principal and interest in respect of such Subordinated Indebtedness required pursuant to the instruments evidencing such Subordinated Indebtedness; provided, however, that no payment of principal or interest made pursuant to acceleration of any Indebtedness or made with respect to Indebtedness that does not amortize principal evenly over the terms of the Indebtedness shall be permitted hereby. For purposes of this paragraph (i), "Subordinated Indebtedness" means, other Indebtedness (a) for which the Company and/or any of its subsidiaries is directly, primarily, contingently or otherwise obligated and
(ii) which has not, by its terms, been made expressly senior or prior to the obligations of the Company under this Agreement on terms, and pursuant to documentation containing other terms (including interest, amortization, covenants and events of default), in form and substance to which the Lender has consented in writing. For purposes of this paragraph (i), "Indebtedness" means, for any person (without duplication): (a) obligations created, issued or incurred by such person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such person); (b) obligations of such person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business; (c) Indebtedness of others secured by a lien on the property of such person, whether or not the respective indebtedness so secured has been assumed by such person; (d) obligations of such person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such person; (e) capital lease obligations of such person; and (f) Indebtedness of others guaranteed by such person.

     (j) Maintenance of Properties.The Company will maintain, preserve, protect and keep its properties in good repair, working order and condition (ordinary wear and tear and obsolescence or consideration excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times consistent with past practices of the Company.

     Section 3.2 Amendment of Warrant. In consideration of the Loans to be made by the Lender hereunder and the loans made or to be made by the Lender under the Note Purchase Agreement dated as of April 28, 2000, the Company hereby agrees to amend the Warrant dated November 25, 1999 issued to the Lender to delete therefrom the provisions that make such Warrant not exercisable until 61 days following the date notice of Lender's intent to exercise is given. Such amendment shall be effective on June 30, 2000 and, from and after such date until expiration of the Warrant, the Warrant shall be exercisable by the Lender without such restriction.

     Section 4. EVENTS OF DEFAULT; REMEDIES

     Section 4.1 Events of Default Defined; Acceleration of Maturity. If any of the following events ("Events of Default") shall occur and be continuing (for any reason whatsoever and whether it shall be voluntary or involuntary or by operation of law or otherwise):

     (a) Default shall be made in the payment of the principal of, or interest on, the Note when and as the same shall become due and payable, whether at stated maturity, by acceleration, upon demand, upon a mandatory prepayment due date, or otherwise;

     (b) Default shall be made in the performance or observance of any covenant, agreement or condition contained herein or in the Note, and such default shall have continued for a period of fifteen (15) business days;

     (c) The Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property and assets, (ii) be generally unable to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code or similar law or regulation (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code or other law or regulation, (vii) dissolve, (viii) take any corporate action under any applicable law analogous to any of the foregoing, or (ix) take any corporate action for the purpose of effecting any of the foregoing;

     (d) A proceeding or case shall be commenced, without the application or consent of the Company in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding up or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or for all or any substantial part of its assets, or (iii) similar relief in respect of the Company, under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days; or an order for relief shall be entered in an involuntary case under the United States Bankruptcy Code or other similar law or regulation, against the Company; or action under the laws of any jurisdiction affecting the Company analogous to any of the foregoing shall be taken with respect to the Company and shall continue unstayed and in effect for any period of sixty (60) days;

     (e) Final judgment for the payment of money shall be rendered by a court of competent jurisdiction against the Company and the Company shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within sixty (60) days from the date of entry thereof and within said period of sixty (60) days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, and such judgment together with all other such judgments shall exceed in the aggregate US$500,000; or

     (f) Any representation or warranty made by the Company in this Agreement or in any instrument delivered hereunder or pursuant hereto or in connection with any provision hereof shall be false or incorrect in any material respect as of the date on which it was made or is deemed to have been made;

then (x) upon the occurrence of any Event of Default described in subsection (c) or (d) the unpaid principal amount of the Note, together with the interest accrued thereon and all other amounts payable by the Company hereunder, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company or (y) upon the occurrence of any other Event of Default, the Lender may, by notice to the Company, declare the unpaid principal amount of the Note to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon and all other amounts payable by the Company hereunder.

     Section 4.2 Suits for Enforcement. If any Event of Default shall have occurred and be continuing, the Lender may proceed to protect and enforce its rights against the Company, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, or, the Lender may proceed to enforce the payment by the Company of all sums due upon the Note or to enforce any other legal or equitable right of the Lender.

     The Company covenants that, if it shall default in the making of any payment due under the Note or in the performance or observance of any agreement contained in this Agreement, it will pay to the Lender such further amounts, to the extent lawful, to cover any reasonable costs and expenses of collection or of otherwise enforcing their respective rights, including without limitation the reasonable counsel fees and costs and expenses incurred in connection with such collection. The obligations set forth in this paragraph will survive the payment in full of the Note.

     Section 4.3 Remedies Cumulative. No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy and each and every such remedy will be cumulative and will be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     Section 4.4 Remedies Not Waived. No course of dealing between the Company and any other person and no delay or failure in exercising any rights hereunder or under the Note in respect thereof shall operate as a waiver of any rights of the Lender.

     Section 5 TAXES.

     The Company will pay all taxes (including interest and penalties), other than taxes imposed on the income of the Lender which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery of (but not the subsequent transfer of or interest or principal payable under) the Note or of any amendment of, or waiver or consent under or with respect to, this Agreement or of the Note and will save the Lender and all subsequent holders of the Note harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax.

     Section 6 MISCELLANEOUS.

     Section 6.1 Indemnification. The Company agrees to indemnify, defend and hold harmless the Lender, and its successors, assigns, heirs, subsidiaries, affiliates and all of the officers, directors, employees, partners and agents (including attorneys and accountants) of each of the aforementioned persons or entities, and each of them, from and against any and all losses, claims, damages, liabilities, expenses, demands, causes of action, suits, debts, obligations, rights, promises, acts, agreements and damages of any kind or nature whatsoever, whether at law or in equity, whether known or unknown, foreseen or unforeseen, heretofore or hereafter arising out of, relating to, connected with or incidental to the failure of any representation or warranty made by the Company in this Agreement or the Note or the failure of the Company to comply in all material respects with the covenants contained in this Agreement or the Note, or the agreements contemplated hereby or thereby.

     Section 6.2 Private Placement; Legends. The Lender acknowledges and agrees that the Note has not been registered under the Securities Act and, to the extent it constitutes a security subject to registration under Section 5 of the Securities Act, may not be offered or sold unless registered under the
Securities Act, or an exemption from such registration requirements is available. The Note shall bear a legend in substantially the following form, unless counsel to the Company shall have advised the Company that such legend is no longer needed:

         The securities evidenced by this instrument have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law, and such securities may not be sold, transferred or otherwise disposed of unless the same are registered and qualified in accordance with the Act and any applicable state securities laws, or in the opinion of counsel reasonably satisfactory to the Company such registration and qualification are not required under the Act and applicable state securities law.

     Section 6.3 Reliance on and Survival of Representations. All representations, warranties, covenants and agreements of the Company herein will be deemed to be material and to have been relied upon by the Lender and will survive the execution and delivery of this Agreement and the Note.

     Section 6.4 Successors and Assigns. This Agreement will bind and inure to the benefit of and be enforceable by the Company, the Lender and each of their respective successors and assigns. The Lender shall be permitted to transfer the
Note in accordance with its terms and the terms of this Agreement and in accordance with applicable restrictions under applicable federal and state securities laws; provided, however, that upon any assignment of the Note that results in more than one Note being outstanding, the rights of all holders of Notes to enforce any right, take any enforcement action or do any other thing or action with respect to any Basic Document shall only be done upon the consent or action of the holders of not less than 66-2/3% in aggregate principal amount of all Notes outstanding, which action, if taken, shall bind the holders of all Notes.

     Section 6.5 Notices. All notices and other communications provided for in this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next business day delivery) or telecopied, addressed as follows, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this Section 6.5:

                  1)       if to the Company:

                           c/o Genesis Intermedia.com, Inc.
                           Fourth Floor
                           5805 Sepulveda Boulevard
                           Van Nuys, California 91411
                           Attn:  Ramy El-Batrawi
                           Telephone:  (818) 464-7270
                           Telecopier:  (818) 464-7398

                           With a copy of any notice to:

                           Nida & Maloney, LLP
                           800 Anacapa Street
                           Santa Barbara, California  93101
                           Attn: Theodore R. Maloney, Esq.
                           Telephone: (805) 568-1151
                           Telecopier:  (805) 568-1955

2)       if to the Lender:

                           Ultimate Holdings, Ltd.
                           13 Parliament St.
                           Hamilton, HM 12
                           Bermuda
                           Attn:  Alison Chadwick
                           Telephone: ______________
                           Telecopier: (011) 41-286-2286

Any such notice or communication shall be deemed to have been duly given on the fifth (5th) day after being so mailed, the next business day after delivery by overnight courier, when received when sent by telecopy or upon receipt when delivered personally.

     Section 6.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement. The original signature pages shall be forwarded to the Company or its counsel and the Company or its counsel will provide all of the parties hereto with a copy of the entire Agreement.

     Section 6.7 Amendments. This Agreement may only be amended by a writing duly executed by all of the parties hereto.

     Section 6.8 Severability. If any term or provision of this Agreement or any other document executed in connection herewith shall be determined to be illegal or unenforceable, all other terms and provisions hereof and thereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

     Section 6.9 Governing Law. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY SELECTED IN A DOCUMENT, THIS AGREEMENT, THE NOTE AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 6.10 Entire Agreement. This Agreement and the Note contain the entire agreement of the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all previous oral and written, and all previous contemporaneous oral negotiations, commitments and understandings.

     Section 6.11 Further Assurances. Each party agrees promptly to execute and deliver such documents and to take such other acts as are reasonably necessary to effectuate the purposes of this Agreement.

     Section 6.12 Headings. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 6.13 Waiver of Jury Trial. EACH PARTY HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE NOTE OR AGREEMENTS RELATING TO THE NOTE OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION.
NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE NOTE OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE NOTE.

     Section 6.14 Assignments. The Company may not assign its rights or obligations hereunder or under the Note without the prior written consent of the Lender.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the date first set forth above.

                                         LENDER:

                                         ULTIMATE HOLDINGS, LTD.


                                         By: _____________________________
                                                Name:
                                                Title:

                                         COMPANY:

                                         GENESISINTERMEDIA.COM, INC.


                                         By: _____________________________
                                                Name:
                                                Title: